Exhibit 99.2

VOTING AGREEMENT

VOTING AGREEMENT, dated as of December 3, 2015 (this “Agreement”), between American Homes 4 Rent, a Maryland real estate investment trust (“Parent”), and the Person listed as “Stockholder” on the signature page hereto (“Stockholder”).

WHEREAS, as a condition and inducement to Parent’s and AMH Merger Sub, LLC’s, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Sunrise Merger Sub”), American Homes 4 Rent, L.P.’s, a Delaware limited partnership (“Sunrise OP”), and OP Merger Sub, LLC’s, a Delaware limited liability company and wholly-owned subsidiary of Sunrise OP, willingness to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), with American Residential Properties, Inc., a Maryland corporation (“Terroir”), American Residential Properties OP, L.P., a Delaware limited partnership (“Terroir OP”), and American Residential GP, LLC, a Delaware limited liability company and sole general partner of Terroir OP, Parent has requested Stockholder, and Stockholder has agreed, to enter into this Agreement with respect to all shares of common stock of Terroir, $0.01 par value per share, that Stockholder beneficially owns (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) (the “Common Stock”), and all limited partnership interests in Terroir OP designated as a “Common Unit,” an “LTIP Unit,” a “Partnership Interest” or a “Partnership Unit” (collectively, the “Terroir OP Units” and collectively with the Common Stock, as applicable, the “Securities”) under that certain Agreement of Limited Partnership of Terroir OP, dated as of May 11, 2012, as amended, modified or supplemented from time to time and in effect on the date hereof (the “Terroir OP Agreement”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT; GRANT OF PROXY

Section 1.1                                    Voting Agreement.  Stockholder hereby agrees to vote or exercise Stockholder’s right to consent with respect to all Securities that Stockholder is entitled to vote at the time of any vote or action by written consent to approve and adopt the Merger Agreement, the Mergers and all agreements and actions contemplated by the Merger Agreement at any meeting of the stockholders of Terroir, or the holders of Terroir OP Units, as applicable, and at any adjournment thereof, at which the Merger Agreement and agreements contemplated thereby (or any amended version thereof), or actions contemplated thereby, are submitted for the consideration and vote of the stockholders of Terroir, or the holders of Terroir OP Units, as applicable, or in any action by written consent in lieu thereof.  Stockholder hereby agrees that Stockholder will not vote any Securities in favor of, or consent to, and will vote against and not consent to, the approval of any (i) Acquisition Proposal, (ii) reorganization, recapitalization, dissolution, liquidation or winding-up of Terroir or Terroir OP or any other extraordinary transaction involving Terroir other than the Merger, (iii) action the consummation of which could frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Merger Agreement or (iv) other matter relating to, or in connection with, any of the foregoing matters, including the Mergers.

Section 1.2                                    Irrevocable Proxy.  Stockholder hereby revokes any and all previous proxies granted with respect to any of the Securities.  By entering into this Agreement, Stockholder hereby grants a proxy appointing Parent as Stockholder’s attorney-in-fact and proxy, with full power of substitution and resubstitution, for and in Stockholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.1 above as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to the Securities.  The proxy granted by Stockholder pursuant to this Article 1 is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses.  The proxy granted by Stockholder shall not be exercised to vote, consent or act on any matter except as contemplated by Section 1.1 above.  The proxy granted by Stockholder shall be revoked upon termination of this Agreement in accordance with its terms.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder represents and warrants to Parent that:

Section 2.1                                    Authorization.  The execution, delivery and performance by Stockholder of this Agreement and the consummation by Stockholder of the transactions contemplated hereby are within the powers (corporate and otherwise) of Stockholder and, if applicable, have been duly authorized by all necessary corporate, company, partnership or other action.  This Agreement constitutes a legally valid and binding obligation of Stockholder enforceable against Stockholder in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).  If Stockholder is married and any of the Securities set forth on the signature page hereto opposite such Stockholder’s name constitute community property under applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the legally valid and binding agreement of, such Stockholder’s spouse, enforceable against such Stockholder’s spouse in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).  If this Agreement is being executed in representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

Section 2.2                                    Non-Contravention.  The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate the certificate of incorporation or bylaws, or other comparable charter or organizational documents, of Stockholder, if any, (ii) violate any applicable Law, (iii) conflict with or violate or require any consent, approval, notice or other action by any Person under, constitute a default (with or without notice of lapse of time or both) under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any contract, agreement or other instrument or document (“Contract”) binding on Stockholder or any of Stockholder’s properties or assets, including the Securities or (iv) result in the imposition of any Lien on any asset of Stockholder.

Section 2.3                                    Ownership of Securities.  Stockholder (together with Stockholder’s spouse if Stockholder is married and the Securities set forth on the signature page hereto opposite such Stockholder’s name constitute community property under applicable Law) is the beneficial owner of such Securities, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Securities).  None of such Securities is subject to any voting trust or other Contract with respect to the voting of such Securities (including Common Stock underlying such Terroir OP Units), except as set forth in this Agreement.

Section 2.4                                    Total Securities.  Except for the Securities set forth on the signature page hereto (including Common Stock underlying the Terroir OP Units), Stockholder does not beneficially own any (i) shares of capital stock or voting securities of Terroir or Terroir OP, as applicable, (ii) securities of Terroir or Terroir OP, as applicable, convertible into or exchangeable or exercisable for shares of capital stock or voting securities of Terroir or Terroir OP or (iii) options or other rights to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) from Terroir or Terroir OP, as applicable, any capital stock, voting securities or securities convertible into or exchangeable or exercisable for capital stock or voting securities of Terroir.

Section 2.5                                    Finder’s Fees.  No broker, investment banker or other Person is entitled to any broker’s, finder’s or similar fee or commission in connection with the Mergers or any transactions contemplated by the Merger Agreement based upon any arrangements made by or on behalf of Stockholder.

Section 2.6                                    No Litigation.  There is no Action pending or, to the knowledge of Stockholder, threatened against or affecting Stockholder at law or in equity before or by any Governmental Authority that could reasonably be expected to impair the ability of Stockholder to perform Stockholder’s obligations hereunder or consummate the transactions contemplated hereby on a timely basis.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent represents and warrants to Stockholder:

Section 3.1                                    Authorization.  The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby are within the real estate investment trust powers of Parent and have been duly authorized by all necessary real estate investment trust actions.  This Agreement constitutes a legally valid and binding agreement of Parent enforceable against Parent in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law affecting creditors’ rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

ARTICLE 4

COVENANTS OF STOCKHOLDER

Stockholder hereby covenants and agrees that:

Section 4.1                                    No Proxies for, Encumbrances on or Disposition of Securities.

(i)                                     Except pursuant to the terms of this Agreement, Stockholder shall not, without the prior written consent of Parent, directly or indirectly (except, if Stockholder is an individual, as a result of the death of Stockholder), (a) grant any proxies or enter into any voting trust or other Contract with respect to the voting of any Securities, (b) sell, assign, transfer, encumber or otherwise dispose of, or enter into any Contract with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Securities during the term of this Agreement or (c) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect in any material respect or in any way restrict, limit or interfere in any material respect with the timely performance of Stockholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement, or seek to do or solicit any of the foregoing actions, and agrees to notify Parent promptly, and to provide all details requested by Parent, if Stockholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing.

(ii)                                  Notwithstanding the foregoing clause (i), Stockholder may transfer Securities to (a) any member of Stockholder’s immediate family or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (b) if Stockholder is a partnership or limited liability corporation, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; provided that a transfer referred to in this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement.

Section 4.2                                    Waiver of Appraisal and Dissenters’ Rights and Actions.  Stockholder hereby (i) waives and agrees not to exercise any rights to demand appraisal of any Securities or rights to dissent from either of the Mergers, if applicable, and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other Action, against Parent, any of the Sunrise Parties, Terroir, any of the Terroir Parties or any of their respective successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Mergers, including any Action (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any duty of the Board of Directors of Terroir in connection with the Merger Agreement or the transactions contemplated thereby.

Section 4.3                                    Communications.  Stockholder, and each of Stockholder’s Subsidiaries, if any, shall not, and shall cause their respective officers, trustees, directors, employees or other Representatives, if any, not to, directly or indirectly, make any press release, public announcement or other public communication that criticizes or disparages this Agreement or the Merger Agreement or the transactions contemplated hereby and thereby, without the prior written consent of Parent.  Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent and Terroir of Stockholder’s identity and holding of Securities, and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent or Terroir determines to be necessary in any SEC disclosure document in connection with the Mergers or any other transactions contemplated by the Merger Agreement and (ii) agrees as promptly as practicable to notify Parent and Terroir of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document.

Section 4.4                                    Additional Securities.  In the event that Stockholder acquires beneficial ownership of, or the power to vote or direct the voting of, any additional voting interest with respect to Terroir , or any of its Subsidiaries, such voting interests shall, without further action of the parties, be subject to the provisions of this Agreement, and the number and type, as applicable, of Securities set forth on the signature page hereto will be deemed amended accordingly.  Stockholder shall promptly notify Parent of any such event.

ARTICLE 5

MISCELLANEOUS

Section 5.1                                    Other Definitional and Interpretative Provisions.  Unless specified otherwise, in this Agreement the obligations of any party hereto consisting of more than one Person are joint and several.  The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Articles and Sections are to Articles and Sections of this Agreement unless otherwise specified.  Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

Section 5.2                                    Further Assurances.  Parent and Stockholder (in its capacity as such) will each execute and deliver, or cause to be executed and delivered, all further documents and instruments as the other may reasonably request and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary and all things the other party may reasonably deem proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

Section 5.3                                    Amendments; Termination.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.  This Agreement shall terminate upon the earlier of the completion of the Closing or the termination of the Merger Agreement in accordance with its terms; provided, however, that no termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to such termination.

Section 5.4                                    Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.5                                    Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Stockholder may not assign, delegate or otherwise transfer any of Stockholder’s rights or obligations under this Agreement without the prior written consent of Parent.  Any assignment, delegation or transfer in violation of the foregoing shall be null and void.

Section 5.6                                    Governing Law.  This Agreement shall be governed by and construed in accordance with and governed by the laws of the State of Maryland, without regard to the conflicts of law rules of such State that would result in the application of any law other than the law of the State of Maryland.

Section 5.7                                    Counterparts; Effectiveness.  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto and the Merger Agreement has become effective.  Until and unless each party has received a counterpart hereof signed by the other party hereto and the Merger Agreement has become effective, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.8                                    Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such a determination, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a manner which is valid, legal and enforceable in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 5.9                                    Specific Performance.  The parties hereto agree that irreparable damage to Parent would occur, damages would be incalculable and would be an insufficient remedy and no other adequate remedy would exist at law or in equity, in each case in the event that any provision of this Agreement were not performed by Stockholder in accordance with the terms hereof, and that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically Stockholder’s performance of the terms and provisions hereof, in addition to any other remedy to which Parent may be entitled at law or in equity.

Stockholder hereby waives any defenses based on the adequacy of any other remedy, whether at law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions hereof or injunctive relief in any action brought therefor by Parent and any obligations to prove damages or post a bond or other security.

Section 5.10                             Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

Section 5.11                             Action in Stockholder’s Capacity Only.  Stockholder, if a director or officer of Terroir, does not make any agreement or understanding herein as a director or officer of Terroir.  Stockholder signs this Agreement solely in Stockholder’s capacity as a beneficial owner of the Securities and nothing herein shall limit or affect any actions taken in Stockholder’s capacity as an officer or director of Terroir, including complying with or exercising such Stockholder’s directors’ duties as a member of the Board of Directors of Terroir.

Section 5.12                             Notices.  All notices, requests, claims, consents, demands and other communications hereunder shall be in writing and shall be delivered personally, by a recognized courier service, or by registered or certified mail, return receipt requested, postage prepaid, and in each case shall be deemed duly given on the date of actual delivery, upon confirmation of receipt.  All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Party to receive such notice, and a copy of each notice shall also be sent via e-mail.

(a)                  if to Parent, to:

American Homes 4 Rent

30601 Agoura Road, Suite 200

Agoura Hills, California 91301

Telephone:                  (805) 413-5300

Attention:                        David P. Singelyn

Chief Executive Officer

with copies to:

Hogan Lovells US LLP

1999 Avenue of the Stars, Suite 1400

Los Angeles, CA 90067

Telephone:                  (310) 785-4600

Attention:   Barry L. Dastin, Justin C. Johnson

(b)                  if to Stockholder, to: the address for notice set forth on the signature page hereof with a copy to:

American Residential Properties, Inc.

7047 East Greenway Parkway, Suite 3500

Scottsdale, Arizona 85254

Telephone:                  (480) 474-4800

Attention:                        Stephen G. Schmitz

Chief Executive Officer

with copies to:

Hunton & Williams LLP

Riverfront Plaza — East Tower

951 East Byrd Street

Richmond, VA 23219

Telephone:                  (804) 788-7366

Attention:                        Daniel M. LeBey, Mark W. Wickersham

Section 5.13                             Submission to Jurisdiction.  Each party to this Agreement hereby irrevocably and unconditionally (i) consents to the submission to the exclusive jurisdiction of any state or federal court within the State of Maryland for any actions or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, (ii) agrees not to commence any action or proceeding relating thereto except in such court and in accordance with the provisions of this Agreement, (iii) agrees that service of any process, summons, notice or document by U.S. registered mail, or otherwise in the manner provided for notices in Section 5.12 hereof, shall be effective service of process for any such action or proceeding brought against it in any such court, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such courts and (v) agrees not to plead or claim in any court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by applicable Law.

Section 5.14                             Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 5.15                             Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

Section 5.16                             Waiver.  No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.  A party hereto shall not be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

Section 5.17                             No Ownership Interest.  All rights, ownership and economic benefits of and relating to the Securities contemplated hereby shall remain vested in and belong to Stockholder, and Parent shall have no authority to exercise any power or authority to direct Stockholder in the voting of any of the Securities, except as otherwise specifically provided herein, or in the performance of Stockholder’s duties or responsibilities as a stockholder of Terroir or as a limited partner of Terroir OP.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

AMERICAN HOMES 4 RENT

		By:	/s/ David P. Singelyn
		Name:	David P. Singelyn
		Title:	Chief Executive Officer

STOCKHOLDER

		By:	/s/ Laurie A. Hawkes
		Name:	Laurie A. Hawkes

Address for notices:

SPOUSE OF STOCKHOLDER:

Name:

Solely for purposes of Section 4.1(i)(c)

AMERICAN RESIDENTIAL PROPERTIES, INC.

By:	/s/ Stephen G. Schmitz
Name:	Stephen G. Schmitz
Title:	Chief Executive Officer

AMERICAN RESIDENTIAL PROPERTIES OP, L.P.

By: AMERICAN RESIDENTIAL GP, LLC,
its general partner

By:	/s/ Stephen G. Schmitz
Name:	Stephen G. Schmitz
Title:	Chief Executive Officer

Signature Page to Voting Agreement

Class of Stock	Securities Beneficially Owned
Shares of Common Stock	500
Terroir OP Units	396,620	(1)

(1) Amount includes 175,000 OP units owned by American Residential Management, Inc. (“ARM”), which is jointly owned by Stephen G. Schmitz and Laurie A. Hawkes. Accordingly, Mr. Schmitz and Ms. Hawkes share dispositive power over these OP Units. Except to the extent of their pecuniary interest in ARM, each of Mr. Schmitz and Ms. Hawkes disclaims beneficial ownership of these OP Units.  Amount does not include an aggregate of 23,062 unvested LTIP Units subject to time-based vesting and an aggregate of 184,322 unvested LTIP Units subject to performance-based vesting.